UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 26, 2005

                                  Pinoak, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   333-76242                86-0983750
----------------------------       ------------           ------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


           10801 E. Grove Street, Mesa, AZ                85208
       -----------------------------------------       --------------
       (Address of principal executive offices)         (zip code)

        Issuers telephone number:  (480) 984-8446
                                   --------------

                                Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02  Termination of a Material Definitive Agreement

Pinoak, Inc. ("the Registrant") has cancelled its agreement to merge with Lanzhou Lantong Petro Machinery Forging Company, a Chinese Company, located in Lanzhou, Gansu, China.

This agreement to merger with Lanzhou Lantong Petro Machinery Forging Company was contingent upon completion of audited financials conducted in accordance with the generally accepted accounting principles ("GAAP") of the United States. Lanzhou Lantong Petro Machinery Forging Company has been unable to produce audited financials.

The Registrant is subject to reporting requirements under the Exchange Act and will, therefore, be required to furnish audited financial statements for any acquisition as required by Rule 3-05(b) of Regulation S-X.


Item 5.02  Departure of Director and Principal Officer

Mr. Kaiming Zhou, a director of Pinoak, Inc. as well as a director of Lanzhou Lantong Petro Machinery Forging Company has been removed as a director of the Registrant. The removal was approved by the sole shareholder of Pinoak, Rick Jesky, who owns all of the Pinoak shares. (See Item 1.02 "Termination of a Material Definitive Agreement" above.)

Shareholder approval notice concerning Pinoak, Inc., provides approval by written consent, in lieu of a special meeting, of the holder of a majority of Pinoak common stock authorizing the removal of Mr. Kaiming Zhou as Director of the Company. His board seat remains vacant.

The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

Further, pursuant to the Company's By-laws, Article III (10) states "Any director may be removed for cause by the majority vote of the stockholders or by a majority vote of the Board of Directors. Any director may be removed without cause by a majority vote of the stockholders."








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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 26, 2005                      PINOAK, INC.
----------------

                                      By:  /s/ Rick Jesky
                                      -----------------------
                                               Rick Jesky
                                               President/CEO



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